UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 12, 2007

                                KOPIN CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      000-19882                04-2833935
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                    200 John Hancock Road, Taunton, MA 02780
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (508) 824-6696
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     Kopin Corporation issued a press release on November 15, 2007, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced that on November 12, 2007 it received a NASDAQ Staff Determination letter indicating that the company is not in compliance with the NASDAQ continued listing requirements set forth in Marketplace Rule 4310(c)(14) because it did not timely filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 29, 2007. In the press release, the Company also noted that the Board of Directors of the NASDAQ Stock Market LLC granted Kopin until Monday, December 17, 2007 to file all overdue public reports necessary to regain compliance with the filing requirements, and in the event the Company is unable to regain compliance, to discuss the matter with NASDAQ so that the NASDAQ Staff can provide an update to the NASDAQ Board of Directors on whether they continue to believe it is appropriate for the Company to remain listed.


Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits


     Exhibit           Description
     -------           -----------

     99.1              Kopin Corporation Press Release, dated November 15, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2007

                                    Kopin Corporation


                                    By:    /s/ Richard A. Sneider
                                           -------------------------------------
                                    Name:  Richard A. Sneider
                                    Title: Treasurer and Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)

                                  EXHIBIT INDEX


Exhibit                 Description
-------                 -----------

99.1                    Kopin Corporation Press Release, dated November 15, 2007